UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2020, TechTarget, Inc. (the “Company”) disclosed its results for the three months ended June 30, 2020 in its Shareholder Letter, which is posted on the Investor Relations section of its website at www.techtarget.com. The Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On July 30, 2020, Leonard P. Forman notified the Company of his resignation from his position as a member of the Board of Directors (“Board”) of the Company and as a member of the Company’s Audit Committee (“Audit Committee”), effective July 31, 2020, for personal reasons. Mr. Forman served as the Chair of the Audit Committee and had been designated as the Audit Committee financial expert. Mr. Forman’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies, or practices.

In light of Mr. Forman's resignation, the Board appointed Christina Van Houten to serve as a member of the Audit Committee and Bob Burke to serve as the Chair of the Audit Committee and designated Mr. Burke as the Audit Committee financial expert.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Shareholder Letter dated August 5, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: August 5, 2020	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer